                                                                  Exhibit 10.23A
                                                                  --------------

             English Language Summary of Appendix to Exhibit 10.23
             -----------------------------------------------------

                              UPDATE OF THE REPORT

Case: Simmons Caribbean ("Compania de Fomento Industrial")

Case Number: 1222.6270

Number of properties: 6436, 11778 and 4003 registered at pages 82, 78 and 129 of Volumes Trujillo Alto, Section Fourth of San Juan Nos. 128, 238 and 90.

The real estate properties have been grouped and registered at entry No. 87 of the Book of Original Entry of Deeds for Record No. 96. Their surface is 48.42 acres (see original studies).

The deed No. 14 granted in San Juan on June 2, 1993 before the Notary Edgardo R. Martinez Nazario was submitted after the original study and recorded on November 6, 1997 at the entry No. 17 of the Book of Original Entry of Deeds for Record No. 155. (Segregation and Sale)

Segregated and Sold by........ The Puerto Rico Industrial Development Company.
                               Lot No. 6 of the Industrial Park Las Cuevas (see description below)

Purchased by.................. Simmons Caribbean Bedding Inc. represented by
                               Hector Osorio, of legal age, married to Lydia Lartigue Enrique (no documents evidencing that the representative is empowered to represent the purchaser have been submitted)

Price......................... $447,250.00

Description:

Urban Property. Parcel of land located in Las Cuevas de Trujillo Alto Puerto Rico identified as No. 6 of the Industrial Park Las Cuevas with a surface of 10,687.79 m2 (equivalent to 2.719 acres), which adjoins at the north with the lot No. 5 and with the turning point of the street C of such industrial park; at the south with the street A of the Industrial Park; at the east with the area for public use of the industrial park, the lot No. 17 and the turning point of the street A, and at the west with the street C of the Industrial Park.

The Certificate from Arpe and the Plan approving the project 96-19-B-210 CGT under AFF. 3392 of April 24, 1997 granted before the notary Olga Iris Marcano Benites and the Clarification Deed No. 15 granted in San Juan on June 3, 1997 before the notary Edgardo L. Martinez Nazario clarifying the surface of the remainder of the property after the segregation have been attached. The surface of the main real estate property is equal to 159,634.2308 m2, which amounts to
40.921 acres.

Note: The segregated land carries the sale conditions that are set forth in the mentioned deed No. 14, including the conditions restricting the sale, lese, assignment or transfer of the property to E.L.A of P.R. for ten years. The property cannot be sold, mortgaged or leased without the written consent of the company.

The rest of the study remains as the original one.

The following have been searched: Mortgage Books until pages 59 No. 26; Federal Books until page (53 A-), 108 A-3; Judgment Books until page 53 No. 145 and the Logbook No. 13 until entry 264 of the Book of Original Entry of Deeds for Record No. 157.

December 9, 1997

C. Arroyo

                                  TITLE SEARCH



Case:  Simmons Caribbean ("Compania de Fomento Industrial de P.R.")

Case Number:  1222.6270

Number of properties: 6436; 11,778 and 4003 registered at pages 82, 78 and 129 of the Volumes Trujillo Alto, Section Fourth of San Juan Nos. 128, 238 and 90.

Description:

Rural real estate property. Part of the land located in the neighborhood Las Cuevas del Termino Municipal de Trujillo, which consists of 5.00 acres (equivalent to 1 hectare, 96 areas, 51 square meters and 59 miliares). It adjoins at the north and at the west with a vicinal road that separates the land from the land owned by Diazlite Inc and adjoins at the south and at the east with the main property owned by Faustino Betancourt, from which this land is segregated from.

This is the land No. 6436 recorded at page 82 of the Volume Trujillo Alto No.
128.

Origin:

It is segregated from the land No. 1803 registered at pages 250 and 181 of the volumes Nos. 27 and 29.

Rural real estate property. Portion of the land located in the neighborhood Las Cuevas del Termino Municipal de Trujillo Alto, which consists of 8.08 acres (equivalent to 31,757,5445 m2) and which adjoins at the north with the land owned by Antonio R. Diaz, at the south with the river Grande de Loiza, at the east with the land owned by Metropol Development Corp. and Antonio R. Diaz and at the west with the land owned by Diazlite Inc.

This is the land No. 11,778 registered at page 78 of the Volume Trujillo Alto No. 238.

It is segregated from the real estate property No. 46 at page 154 of the Volume Trujillo Alto No. 50.

Rural real estate property. It is located in the neighborhood Cuevas de Trujillo Alto with a surface of 35.35 acres (equivalent to 13 hectares, 89 areas, 64 square meters and 79 miliares), which adjoins at the north with the municipal road that separates it from the land owned by Daniel Vazquez, Jose Fernandez and Hipolito O'Farril, at the south with the vicinal road and the land owned by Francisco Betancourt and Rio Grande de Loiza, at the east with the land owned by Emilio Torres e Hipolito O'Farril and at the west with the municipal road separating it from Daniel Velazquez and Jose Fernandez and the municipal road which begins with the municipal road that runs towards the south and the land owned by Faustino Betancourt.

Page 2 CASE 1222.6270 (SIMMONS CARIBBEAN)

This is the real estate property No. 4003 at page 129 of the Volume Trujillo Alto No. 90.

It has the following constructions: a building to store raw materials that is made of steel with a "durotex" roof and a floor made of earth, a hut for an office and a concrete building for switches and a dining room. The owners used to have factories for the manufacturing of light compounds and machinery in these buildings and in the land above described.

Additionally, the following constructions are described: a brick chimney, a steel building with a roof and wall of "durotex" (the wall and the roof have been vandalized), a steel building with walls and roof of "durotex", a steel structure (conveyors), a raw clay feedler, a steel structure which holds the belt conveyor that carries an equipment known as "apron feeder," six steel rings which are part of an oven with a mud interior used to prepare the light compounds.

This is made of the agrupation of the land No. 2493 and the land No. 1802 registered at pages 170 vto 247 of the Volume Trujillo Alto No. 57 and No. 27.

All the real estate properties are registered in favor of Compania de Fomento Industrial de Puerto Rico.

Acquire the first two properties No. 6436 and No. 11778 by assignment from Antonio R. Diaz, single, and with a value of $175,000.00 and $121,000.00 respectively as shown in deed No. 4 granted in San Juan on March 26, 1975 before the notary Gilberto Alfaro Berrios and registered at page 82vto 78 of the Volume Trujillo Alto No. 128 and 238 (according to the second registration, which is last one and first one and the single one).

The land No. 4003 was acquired by groupation - Purchased from Diazlite Inc. for the price of $1,299,000.00 by means of deed No. 3 granted in San Juan on March 26, 1975 before the notary Gilberto Alfaro Berrios by means of the registration No. 6th at page 135 of Volume Trujillo Alto No. 90.

And the buildings have been acquired by a public auction for the price of $1,000.00 by means of the deed No. 6 granted in San Juan on November 21, 1984 before the notary Ramon Siaca Poupart by registration No. 8th at page 85 vto of the Volume Trujillo Alto No. 284.

Encumbrances and Liens

Land No. 6436: Right-of-way easement, expired rent (over a parcel of lot of 1,000 acres) in favor of Manuel Quinones, married with Carmen Rivera, and De Manuel Perez, married with Guillermina Rodriguez, for the term of seven years with a monthly royalty of $45.00. The lessees also have the right to extract the gravel in accordance with the deed No. 9 granted in San Juan on January 11, 1955 before the notary Vicente Hita Jr. in accordance with the registration 4th at page 180 of Volume Trujillo Alto No. 29 (from real estate property No. 1803).

Page 3 CASE 1222.6270 (SIMMONS CARIBBEAN)

Land:  11,778; free of encumbrances

Land:  4403.  By its origin.  Right-of-way easement in favor of Central Victoria
Inc.

By itself. Mortgage guaranteeing the promissory note in favor of the Government - Development Bank for P.R. for the principal amount of $200,000.00 and 6% interest. It expires on February 1, 1979 in accordance with the deed No. 56 granted in San Juan on February 7, 1964 before the notary Jorge M. Morales in accordance with the registration I at page 129 of the Volume Trujillo Alto
No. 90.

Cancellation of the mortgage stated in the entry No. 86 of the Book of Original Entry of Deeds for Record No. 96. (See below)

The above-mentioned properties have been grouped and have a surface equal to
48.42 acres. See entry No. 87 of the Book of Original Entry of Deeds for Records 96.

Logbook:

Entry No. 86 of the Book of Original Entry of Deeds for Record No. 96 dated May 8, 1995 - The request for the cancellation of the mortgage of $200,000.00 (that encumbered the land No. 4003) submitted by Antonio Maldonado Lopez, President and General manager of Compania de Fomento Industrial de Puerto Rico, was submitted and the cancellation was ordered by the Superior Court of P.R., San Juan Chambers, in accordance with the judgment entered on October 6, 1992. Civil Case # KCD-91-0703 (803) "Lost Promissory Note."

Entry No. 87 of the Book of Original Entry of Deeds for Record No. 96 dated May 8, 1995 - Deed No. 20 granted on December 4, 1992 before the notary public Edgardo L. Martinez Rosario was submitted. ("Agrupacion")

Compania de Fomento Industrial de Puerto Rico appears and, in its capacity of owner of the real estate properties Nos. 6436, 11778 and 4003 with a value of $1,600,000.00, groups them together. The properties are described as follows:

Rural real estate property. Property located in the neighborhood Las Cuevas de Trujillo Alto Puerto Rico with surface of 48.42 acres (equivalent to 190,349.059 m), which adjoins at the north with a municipal road, which used to be the state highway 8860, the land owned by Hipolito O'Farril and the land owned by Antonio R. Diaz, at the south with the land owned by Faustino Betancourt Pomales and the river Grande de Loiza and at the east with the land owned by Metropol Development Corporation and the land owned by Antonio R. Diaz and at the west by the municipal road, which used to be the state highway 8860.

Page 4 CASE 1222.6270 (SIMMONS CARIBBEAN)

The clarifying deed No. 6 granted in San Juan on February 27, 1977 before the notary Edgardo L. Martinez, by means of which Compania de Fomento Industrial de Puerto Rico clarifies that correct surface is 48.11 acres (equivalent to 189,111.92 m2), and not the one stated in the document relating to the group of properties is submitted.

Entry No. 359 of the Book of Original Entry of Deeds for Record No. 84 dated August 11, 1994 -Deed No. 11 granted in San Juan on August 5, 1994 before the notary public Edgardo L. Martinez Nazario was submitted (segregation and sale).

Sold by.......................... Compania de Fomento Industrial de Puerto
                                  Rico, who segregates land from the lots
                                  grouped together No. 7 (see description below)

Purchased by..................... Inter American Industrial Development Inc.

Price............................ $309,709.93

Rural real estate property. Property No. 7 located in the industrial area
Las Cuevas in the neighborhood Las Cuevas del Termino Municipal de Trujillo Alto Puerto Rico with a surface of 9385.832 m2 (equivalent to 2.388 acres), which adjoins at the north with the land No. 3; at the south with the street N; at the east with the street C and at the west with the land No. 8.

It is stated in the document that the segregation was approved by means of the resolution from Arpe dated July 14, 1992, Project No. 92-19-A 263 CGT, which is attached.

After the segregation, the remaining land consists of 46.032 acres, which are equivalent to 179,725,360 m2.

The following documents are attached:

1. Deed No. 5 containing the Clarifying Deed granted in San Juan on March 7, 1997 before the notary Manuel L. Correa Marquez by means of which it is clarified the surface of the remaining land.

2. Deed No. 20 containing the clarifying statement granted in San Juan on March 7, 1997 before the notary Manuel L. Correa Marquez by means of which it is clarified that the surface of the remaining land is equal to 48.11 acres or 189,111,192 m2.

3. The corporate resolution of the purchaser resolving to issue the clarifying statement is attached.

Page 5 CASE 1222.6270 (SIMMONS CARIBBEAN)

Entry No. 320 of the Book of Original Entry of Deeds for Record No. 84 dated August 20, 1994. The Deed No. 6 granted in San Juan on August 5, 1994 before the Notary Noel Gonzalez Miranda, by means of which Inter-American Industrial Development Inc. constitutes a mortgage on the lot No. 7 above segregated, was submitted. It guarantees the demand promissory note issued to the bearer for the principal amount of $1,830,000.00, with an interest rate of 1% over the preferred rate prevailing at Citibank de N.Y.

Entry No. 276 of the Book of Original Entry of Deeds for Record No. 139 dated May 7, 1997 - Deed No. 7 granted in San Juan on March 7, 1994 before the notary public Edgardo L. Martinez Nazario (segregation and sale).

Sold by........................ Compania de Fomento Industrial de Puerto Rico.
                                The Lot No. 8 is segregated from the group of properties (see description below) and sold to:

Purchased by................... InterAmerican Industrial Development Corp.,
                                represented by Manuel Quintana Puente Mayor, married with Carmen Rita Soler Garcia) [illegible text follows]

Price.......................... $319,621.00

Rural Real Estate Property. Lot No. 8 located in the industrial area Las Cuevas in the neighborhood Las Cuevas del Termino Municipal de Trujillo Alto Puerto Rico, which adjoins at the north with the lots No. 2 and No 3 of the same Industrial Park; at the south with the street A of the same Industrial Park; at the east with the land No. 7 of the same Industrial Park and at the west by the street B of the same Industrial Park. It has a surface of 9403.4292 m2, equivalent to 2.392 acres.

The remaining of the land amounts to 43.330 acres.

The deed No. 20 granted in San Juan on August 22, 1997 before the notary Edgardo
L. Martinez Nazario, which clarifies the remaining land, is submitted.

Entry No. 277 of the Book of Original Entry of Deeds for Record No. 139 dated May 7, 1997 Deed No. 19 granted in San Juan on March 7, 1997 before the notary Manuel Correa Marquez - Mortgage on the lot No. 8 securing the demand promissory note issued by Inter American Industrial Development Inc. and granted in the name of Banco Santander P.R. for the amount of $250,000.00, with a preferred floating rate from the Citibank N.Y. and/or the Chase Manhattan Bank.

Page 6 CASE 1222.6270 (SIMMONS CARIBBEAN)

The Clarifying Deed No. 8 granted in San Juan on March 7, 1997 before the notary Edgardo L. Martinez Nazario, in which it is clarified that the purchaser is authorized to constitute a mortgage in favor of Banco Santander P.R. in the segregation and purchase deed, is submitted.

Entry No. 91 of the Book of Original Entry of Deeds for Record No. 152 dated October 7, 1997. Deed No. 21 granted in San Juan on August 27, 1997 before the notary Edgardo L. Martinez (segregation and purchase).

Sold by.......................    P.R. Industrial Development Co. - Lot No. 5
                                  (see description below) and sells it to:

Purchased by..................    Caribbean Paper Company represented by
                                  Adrian Silva Reollana, of majority of age, married with Gail Silva, and empowered to represent the company in accordance with the corporate resolution dated June 4, 1996 AFF
                                  2869 - Notary Jose Vladimir Diaz Tejera
                                  (attached)

Price.........................    $443,090.00

The resolution above mentioned is attached and the purchaser is authorized to constitute the mortgage in favor of Banco Popular for the amount of $1,944,800.

Rural Real Estate Property. Price of the lot No. 5 located in the industrial area Las Cuevas de Trujillo Alto Puerto Rico with a surface of 13,032.036 m2 (equivalent to 3.316 acres) and which adjoins at the north with the land No. 4 of the industrial area and with the turning point of the street C of the same industrial area, at the south with the lot No. 17 and the area of public use of the same industrial area; at the east with land owned by E.L.A. and at the west with the lot No. 6 of the same industrial area.

The remaining of the land amounts to 37.605 acres, which are equivalent to 146,602.1948 m2.

Entry No. 92 of the Book of Original Entry of Deeds for Record No. 152 dated October 7, 1997. Deed No. 379 granted in San Juan on August 27, 1997 before the notary Jose David Medina - Mortgage that guarantees the promissory note issued in the name of Banco Popular de P.R. for the principal amount of $1,944.800 with an interest rate of 1 1/2% over the preferential floating rate published by the Wall Street Journal. The mortgage was constituted by Caribbean Paper Co. Inc., represented by Adrian Silva Riollano. The resolution stating his powers is attached.

Page 7 CASE 1222.6270 (SIMMONS CARIBBEAN)


Read: all the segregations include sale conditions, among others: the purchaser cannot sell, lease, transfer or mortgage without the written consent of the Compania de Fomento for the term of 10 years.

All the segregations are subject to the easement in favor of Central Victoria Inc. and the expired, but not canceled, lease.

Note: According to the logbook, nothing related to Simmons Caribbean has been submitted.

The Mortgage Books have been revised up to the pages 59 # 237. The Federal Book has been revised up to the entry 105 A-2, the Judgment Book has been revised up to the page 50 # 136 and the Logbook # 13 of T. Alto up to the entry 286 of the Book of Original Entry of Deeds for Record No. 153.

Note: Part of this booklog has been transcribed.

October 29, 1997

C. Arroyo

                                  TITLE SEARCH
                                     UPDATE


CASE:  COMPANIA DE FOMENTO INDUSTRIAL
RE:  #1222.6270/Simmons Caribbean Bedding Inc. - Parcel of Land of 48.42 acres

PROPERTY: #4003, recorded in registry at entry 129, volume 90 of Trujillo Alto, 1st recording Section IV of San Juan.

DESCRIPTION:  Taken from 1st recording.

RURAL: Located at "Barrio Las Cuevas" of Trujillo Alto with a superficial area of 35.35 acres equivalent to 13 hectares, 89 areas, 64 "centiareas" and 79 "miliareas", adjoining with municipal road, which it separates from properties of Daniel Vazquez de Jose Fernandez and Hipolito O'Farril. South, with neighboring road, with properties of Faustino Betancourt and Rio Grande de Loiza. East with properties of Emilio Torres and Hipolito O'Farril. West, with municipal road, separated from properties of Daniel Velazquez and Jose Fernandez and local road which begins at the municipal road and passes unto the Southeast and Faustino Betancourt's land.

OBSERVATION:  Non conveyed at North.

BUILDINGS: Warehouse building of prime material, of steel frame with durotex ceiling and soil floor. Booth for office and concrete shop, switch booth and concrete building for dining room. In these buildings and in the building described above, the owners had factories for the manufacture of light compounds and machineries, etc.

The following constructions, taken from the 7th recording are described as follows:

a)   A brick chimney.

b) Building of steel frame and durotex walls and roof. The walls and roof have been vandalized.

c)   Building of steel with durotex walls and roof.

d)   Steel structure for conveyors.

e)   "Ray-Clay Feeder".

f) Steel structure which holds, at upper side, a belt conveyor which has an attached gear known as the Apron Feeder.

g) Six steel rings which form part of the rotary oven with interior resistant clay coatings for the baking of light compounds.

Page 2
Property #4003 of Trujillo Alto

ORIGIN:  It is formed by the grouping of the properties:

1. #2493, recorded in registry at entry 170, Volume 57 of Trujillo Alto
2. #1802, recorded in registry at entry 247, Volume 27 of Trujillo Alto

REGISTERED OWNER: Fomento Industrial Company, who acquired through the following:

a) The land: by purchase from Diazlite Inc., for $1,299,000.00, through deed #3 in San Juan on March 26, 1975, before Gilberto Alfaro Berrias, recorded in registry at entry 135, Volume 90 of Trujillo Alto, 6th recording.

b) The buildings (related to registry 7th) through public auction, for $1,000.00. According to deed #6, executed in Carolina, on November 21, 1984, before Ramon Siaca Poupart, recorded in registry at entry 85, volume 284 of Trujillo Alto, 8th and last recording.

LIENS AND ENCUMBRANCES:

By its origin:

Right of way in favor of the land property of Central Victoria Inc.

By itself:

1- Mortgage: For the sum of $200,000.00, at 6% annual interest and 7% in case of breach, in guaranty promissory note to Government Development Bank of Puerto Rico, or by its order, which is due on February 1, 1979. According to deed #56, executed in San Juan, on February 7, 1964, before Jorge M. Morales, recorded in registry at entry 129, Volume 90 of Trujillo Alto, 1st registry.

LOGBOOK:
-------

ENTRY 86 BOOK OF REGISTRY 96, of May 8, 1995:  Presented and Pending Resolution:
-------------------------------------------------------------------------------
Petition subscribed on December 28, 1992, by Antonio Maldonado Lopez, President and General Manager of "Compania de Fomento Industrial de Puerto Rico," through which we request the cancellation of the mortgage for the sum of $200,000.00 which encumbrances this land by order of the Superior Court of San Juan, according to Judgement dated October 6, 1997, in civil case KCD-91-0703 (808) on Cancellation of Lost Payment.

Attached is a certified copy of the judgment, certified copy of affidavit of "El Nuevo Dia" on "Publication of Summons."

Page 3
Property #4003 of Trujillo Alto

ENTRY 87 BOOK OF REGISTRY 96, of May 8, 1995:  Presented and Pending Resolution:
-------------------------------------------------------------------------------
Deed #20 of Grouping executed in San Juan, on December 4, 1992, before Edgardo
L. Martinez Rosario, through which the "Compania Fomento Industrial de Puerto Rico" as owner of properties #11778, #6436 and #4003 of Trujillo Alto, group these with a value of $1,600,000.00, and describes the grouped land as follows:

RURAL:  Property located in "Barrio Las Cuevas" of Trujillo Alto, Puerto Rico,
-----
with a superficial area of (forty eight point forty three (48.42) acres
                                                    -----  -----
equivalent to 190,349.059 square meters. It adjoins through the North, with municipal road previously State Road #8860 now with property of Hipolito O'Farril and with land property of Antonio R. Diaz, through the South, with land property of Faustino Betancourt Pomales and with Rio Grande de Loiza, through the East, with land property of Metropol Development Corporation and land property of Antonio R. Diaz and through the West, with municipal road, previously State Road #8860.

NOTE:  Attached is "Clarifying Deed" (Acta Aclaratoria) #6, executed in San
----
Juan, on February 27, 1997, before Edgardo L. Martinez through which the "Compania de Fomento Industrial de Puerto Rico," exposes and clarifies that the correct capacity is 48.11 acres, equivalent to 189,111.92 square meters and not what has been expressed in the document aforementioned.

ENTRY 359 BOOK OF REGISTRY 84, of August 11, 1994:  Presented and Pending
-------------------------------------------------------------------------
Resolution: Deed #11, of Segregation and Purchase and Sale, executed in San
----------
Juan, on August 5, 1994, before Edgardo L. Martinez Nazario, through which "Compania de Fomento Industrial de Puerto Rico," as owner of the grouped land with superficial capacity of 48.42 acres, segregates and sells to Inter-American
                             -----------
Industrial Development Inc. for the price of $309,709.93 the following lot:

RURAL: Parcel located in "Barrio Las Cuevas del Termino Municipal" of Trujillo Alto with a superficial capacity of 9386.832 square meters, equivalent to 2.388 acres, adjoining through the North, with lot #3. Through the South, with Calle
N. Este, Calle C. and through the West, with lot #8.

As indicated in the document the segregation was approved through "Resolution of ARPE" (Resolucion de ARPE) dated July 14, 1992, Project #92-19-A-263 CGT, attached to the deed.

That after the segregation was completed the principal piece of land was left with a remnant of 46.032 acres, equivalent to 180,963.227 square meters.

The conditions of this Purchase and Sale Agreement are that the buyer and/or subsidiaries and/or affiliates will use the property for manufacture and distribution and for other purposes relating to their operation as approved by "Junta de Planificacion" for a 10 year term commencing on the issuance of the deed. The property will not be sold, leased, relinquished or transferred to the Commonwealth of

Page 4
Property #4003 of Trujillo Alto

Puerto Rico for a term of 10 years without the approval of the Company. Nor can it be sold, leased or mortgaged for the quoted term without the Company's approval.

OBSERVATION:  According to the attached "Resolution of ARPE" (Resolucion de
ARPE) the segregation of lots 7 and 8 with superficial capacity of 9385.832 square meters and 9,403.429 square meters is authorized.

NOTE:

The following deeds are also attached.

a) Deed #5 of "Clarifying Deed" (Acta Aclaratoria), executed in San Juan, on February 27, 1997, before Edgardo L. Martinez Nazario through which the "Compania de Fomento Industrial de Puerto Rico", clarifies deed #11, regarding this entry as to the capacity of the principal land which should read: 48.11 acres equivalent to 189,111.92 square meters.

   That once lot #7 is segregated the remnant of the principal land should read:
   46.032 acres equivalent to 179,725.360 square meters.
   ------

b) Deed #20 of "Rectifying Deed" (Acta de Rectifacion), executed in San Juan, on March 7, 1997, before Manual L. Correa Marquez, through which mortgage deed #6 is clarified (see entry 320 volume 84) as to the capacity of the principal land from which the lot to be mortgaged was segregated, and should read 48.11
                                                                           -----
   acres equivalent to 189,111.192 square meters.

   Attached is the acquired "Corporation's Corporative Resolution" (Resolucion Corporativa de la Corporacion) authorizing the execution of the "Rectifying Deed"

ENTRY 320 BOOK OF REGISTRY 84, of August 10, 1994:  Presented and Pending
-------------------------------------------------------------------------
Resolution: Deed #6, executed in San Juan, on August 5, 1994, before Noel
----------
Gonzalez Miranda, by which Inter-American Industrial Development Inc., as owner to lot #7 of "Parque Industrial Las Cuevas" segregated from grouped lands #11778, #6436 and #4003, establishes mortgage over said lot for the sum of $1,830,000.00, with 1% annual interest over the prevailing preferential interest at Citibank, N.A. of New York, as a guarantee of the promissory note to the bearer, which is due at Presentation.

NOTE I: The Corporate Resolution of said corporation authorizing the sell/purchase and Mortgage of the lot is attached.

NOTE II: Please refer to "Clarifying Deed" (Acta Aclaratoria) which is attached to document regarding the above entry.

Page 5
Property #4003 of Trujillo Alto

OBSERVATION: The above does not include an assessment of these documents nor does it presuppose that these will be registered.

REVISED: Contribution Embargos, Federal Embargos, Judgment and Logbooks up to entry 42 of Journal 149.

San Juan, Puerto Rico, September 4, 1997.

JUSTO GARCIA INIGUEZ, INC.
JGI/mcd
Collated by 4003.S4T

                                  TITLE SEARCH
                                     UPDATE


CASE:  COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO
RE:  #1222.6270/Simmons Caribbean Bedding Inc. - Parcel of lot of 48.42 acres

PROPERTY #11778, recorded in registry at entry 78, volume 238 of Trujillo Alto, 1st recording Section IV of San Juan

DESCRIPTION:

RURAL: Portion of land located in the "Barrio Las Cuevas de Terminu Municipal" of Trujillo Alto, of 8.08 acres, equivalent to 31,757.5445 square meters, adjoining through the North with land, property of Antonio R. Diaz. Through the South with Rio Grande de Loiza. Through the East, with land, property of Metropol Development Corp. and Antonio R. Diaz. Through the West, with land, property of Diazlite Inc.

ORIGIN: It is segregated from property #46, recorded in registry at entry 154, volume 50 of Trujillo Alto.

REGISTERED OWNER: "COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO," who acquired it by transfer from Antonio R. Diaz, of legal age, single, and in payment of debt. The property has been valued at $1,121,000.00. According to deed #4, executed in San Juan, on March 26, 1975, before Gilberto Alfaro Berrios, recorded in registry at entry 78 Volume 238 of Trujillo Alto, 1st and only recording.

LIENS AND ENCUMBRANCES:

BY ITS ORIGIN:  Free

BY ITSELF:  Free

LOGBOOK:
-------

ENTRY 87 BOOK OF ENTRY 96, of May 8, 1995:  Presented and Pending Resolution:
----------------------------------------------------------------------------
Deed #20 of Grouping, executed in San Juan, on December 4, 1992, before Edgardo
L. Martinez Rosario, through which the "Compania de Fomento Industrial de Puerto Rico" as owner of properties #11778, #6436 and #4003 of Trujillo Alto, group these with a value of $1,600,000.00, and describes this grouped land as follows:

RURAL: Property located in "Barrio Las Cuevas" of Trujillo Alto, Puerto Rico, with a superficial area of (forty eight point forty three (48.42) acres
                                                    -----  -----
equivalent to 190,349.059 square meters. It adjoins through the North, with municipal road previously State Road #8860 now with land, property of Hipolito O'Farril and with land property of Antonio R. Diaz, through the South, with land,

Page 2
Property #11778 of Trujillo Alto


property of Faustino Betancourt Pomales and with Rio Grande de Loiza, through the East, with land, property of Metropol Development Corporation and land, property of Antonio R. Diaz and through the West, with municipal road, previously State Road #8860.

NOTE:  Attached is "Clarifying Deed" (Acta Aclaratoria) #6, executed in San
----
Juan, on February 27, 1997, before Edgardo L. Martinez through which the "Compania de Fomento Industrial de Puerto Rico," exposes and clarifies that the correct capacity is 48.11 acres, equivalent to 189,111.92 square meters and not what has been expressed in the document aforementioned.

ENTRY 359 BOOK OF REGISTRY 84, of August 11, 1994:  Presented and Pending
-------------------------------------------------------------------------
Resolution: Deed #11, of Segregation and Purchase and Sale, executed in San
----------
Juan, on August 5, 1994, before Edgardo L. Martinez Nazario, through which "Compania de Fomento Industrial de Puerto Rico," as owner of the grouped land with superficial capacity of 48.42 acres, segregates and sells to Inter-American
                             -----------
Industrial Development Inc. for the price of $309,709.93 the following lot:

RURAL: Parcel of lot located in "Barrio Las Cuevas del Termino Municipal" of Trujillo Alto with a superficial capacity of 9386.832 square meters, equivalent to 2.388 acres, adjoining through the North, with lot #3. Through the South, with Calle N. Este, Calle C. and through the West, with lot #8.

As indicated in the document the segregation was approved through "Resolution of ARPE" (Resolucion de ARPE) dated July 14, 1992, Project #92-19-A-263 CGT, attached to the deed.

That after the segregation was completed the principal piece of land was left with a remnant of 46.032 acres, equivalent to 180,963.227 square meters.

The conditions of this Purchase and Sale Agreement are that the buyer and/or subsidiaries and/or affiliates will use the property for manufacture and distribution and for other purposes relating to their operation as approved by "Junta de Planificacion" for a 10 year term commencing on the issuance of the deed. The property will not be sold, leased, relinquished or transferred to the Commonwealth of Puerto Rico for a term of 10 years without the approval of the Company. Nor can it be sold, leased or mortgaged for the quoted term without the Company's approval.

OBSERVATION:  According to the attached "Resolution of ARPE" (Resolucion de
ARPE) the segregation of lots 7 and 8 with superficial capacity of 9385.832 square meters and 9,403.429 square meters is authorized.

NOTE:

The following deeds are also attached.

Page 3
Property #11778 of Trujillo Alto


a) Deed #5 of "Clarifying Deed" (Acta Aclaratoria), executed in San Juan, on February 27, 1997, before Edgardo L. Martinez Nazario through which the "Compania de Fomento Industrial de Puerto Rico", clarifies deed #11, regarding this entry as to the capacity of the principal land which should read: 48.11 acres equivalent to 189,111.92 square meters.

   That once lot #7 is segregated the remnant of the principal land should read:
   46.032 acres equivalent to 179,725.360 square meters.
   ------

b) Deed #20 of "Rectifying Deed" (Acta de Rectifacion), executed in San Juan, on March 7, 1997, before Manual L. Correa Marquez, through which mortgage deed #6 is clarified (see entry 320 volume 84) as to the capacity of the principal land from which the lot to be mortgaged was segregated, and should read 48.11
                                                                           -----
   acres equivalent to 189,111.192 square meters.

   Attached is the acquired "Corporation's Corporative Resolution" (Resolucion Corporativa de la Corporacion) authorizing the execution of the "Rectifying Deed"

ENTRY 320 BOOK OF REGISTRY 84, of August 10, 1994:  Presented and Pending
-------------------------------------------------------------------------
Resolution: Deed #6, executed in San Juan, on August 5, 1994, before Noel
----------
Gonzalez Miranda, by which Inter-American Industrial Development Inc., as owner to lot #7 of "Parque Industrial Las Cuevas" segregated from grouped lands #11778, #6436 and #4003, establishes mortgage over said lot for the sum of $1,830,000.00, with 1% annual interest over the prevailing preferential interest at Citibank, N.A. of New York, as a guarantee of the promissory note to the bearer, which is due at Presentation.

NOTE I: The Corporate Resolution of said corporation authorizing the Sell/Purchase and Mortgage of the lot is attached.

NOTE II: Please refer to "Clarifying Deed" (Acta Aclaratoria) which is attached to document regarding the above entry.

OBSERVATION: The above does not include an assessment of these documents nor does it presuppose that these will be registered.

REVISED: Contribution Embargos, Federal Embargos, Judgment and Logbooks up to entry 42 of Journal 149.

San Juan, Puerto Rico, September 4, 1997.

JUSTO GARCIA INIGUEZ, INC.
JGI/mcd
Collated by 4003.S4T

Page 4
Property #11778 of Trujillo Alto

                                  TITLE SEARCH
                                     UPDATE


CASE:  "COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO"
RE:  #1222.6270/Simmons Caribbean Bedding Inc. Parcel of lot of 48.42 acres.

PROPERTY #6436, recorded in registry at entry 82, volume 128 of Trujillo Alto, 1st recording Section IV of San Juan.

DESCRIPTION:

RURAL: Portion of land located at "Barrio Las Cuevas del Termino Municipal" of Trujillo Alto, of 5.00 acres, equivalent to 1 hectar, 96 areas, 51 "centiareas" and 59 "miliareas", adjoined through the North and West with a neighboring road which separates the land, property of Diazlite, Inc. Through the South and East, with the principal land from which it is segregated, and is property of Faustino Betancourt.

ORIGIN: It is segregated from property #1803, recorded in registries at entries 250 and 181, Volumes 27 and 29 of Trujillo Alto.

REGISTERED OWNER: "COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO," who acquired it by transfer from Antonio R. Diaz, of legal age, single and in payment of debt. The property has been valued at $175,000. According to deed #4, executed in San Juan, on March 26, 1975, before Gilberto Alfaro Berrios, recorded in registry at entry 82 Volume 128 of Trujillo Alto, 2nd and last recording.

LIENS AND ENCUMBRANCES:

By its origin:

1 -  Right of way

2 - Leasing: (over a parcel of an acre) in favor of Manuel Quinones married to Carmen Rivera and Manual Perez married to Guillermina Rodriguez, for a 7 year term with a rate of $45.00 per month. The lessees are also given the right to extract gravel sand on the principal land for the term of the lease. According to deed #9, executed in San Juan, on January 11, 1955, before Vicente Hita, Jr., recorded in the registry at entry 180, Volume 29 of Trujillo Alto, 4th recording land #1803, from which the property is segregated.

By itself:  Free

Page 2
Property #6436 of Trujillo Alto


LOGBOOK:
-------

ENTRY 87 BOOK OF ENTRY 96, of May 8, 1995:  Presented and Pending Resolution:
----------------------------------------------------------------------------
Deed #20 Grouped, executed in San Juan, on December 4, 1992, before Edgardo L. Martinez Rosario, through which the "Compania de Fomento Industrial de Puerto Rico" as owner of properties #1178, #6436 and #4003 of Trujillo Alto, groups these with a value of $1,600,000.00, describing this grouped property as follows:

RURAL: Property located in "Barrio Las Cuevas de Trujillo Alto", Puerto Rico, with a superficial area of (forty eight point forty three (48.42) acres
                                                    -----  -----
equivalent to 190,349.059 square meters. It adjoins through the North, with municipal road previously State Road #8860 now with land, property of Hipolito O'Farril and with land, property of Antonio R. Diaz, through the South, with land, property of Faustino Betancourt Pomales and with Rio Grande de Loiza, through the East, with land property of Metropol Development Corporation and land property of Antonio R. Diaz and through the West, with municipal road, previously State Road #8860.

NOTE:  Attached is "Clarifying Deed" (Acta Aclaratoria) #6, executed in San
----
Juan, on February 27, 1997, before Edgardo L. Martinez through which the "Compania de Fomento Industrial de Puerto Rico," exposes and clarifies that the correct capacity is 48.11 acres, equivalent to 189,111.92 square meters and not what has been expressed in the document aforementioned.

ENTRY 359 BOOK OF REGISTRY 84, of August 11, 1994:  Presented and Pending
-------------------------------------------------------------------------
Resolution: Deed #11, of Segregation and Purchase and Sale, executed in San
----------
Juan, on August 5, 1994, before Edgardo L. Martinez Nazario, through which "Compania de Fomento Industrial de Puerto Rico," as owner of the grouped land with superficial capacity of 48.42 acres, segregates and sells to Inter-American
                             -----------
Industrial Development Inc. for the price of $309,709.93 the following lot:

RURAL: Parcel located in "Barrio Las Cuevas del Termino Municipal" of Trujillo Alto with a superficial capacity of 9386.832 square meters, equivalent to 2.388 acres, adjoining through the North, with lot #3. Through the South, with Calle
N. Este, Calle C. and through the West, with lot #8.

As indicated in the document the segregation was approved through "Resolution of ARPE" (Resolucion de ARPE) dated July 14, 1992, Project #92-19-A-263 CGT, attached to the deed.

That after the segregation was completed the principal piece of land was left with a remnant of 46.032 acres, equivalent to 180,963.227 square meters.

The conditions of this Purchase and Sale Agreement are that the buyer and/or subsidiaries and/or affiliates will use the property for manufacture and distribution and for other purposes relating to their operation as approved by "Junta de Planificacion" for a 10 year term commencing on the issuance of

Page 3
Property $6436 of Trujillo Alto

the deed. The property will not be sold, leased, relinquished or transferred to the Commonwealth of Puerto Rico for a term of 10 years without the approval of the Company. Nor can it be sold, leased or mortgaged for the quoted term without the Company's approval.

OBSERVATION:  According to the attached "Resolution of ARPE" (Resolucion de
ARPE) the segregation of lots 7 and 8 with superficial capacity of 9385.832 square meters and 9,403.429 square meters is authorized.

NOTE:

The following deeds are also attached.

a) Deed #5 of "Clarifying Deed" (Acta Aclaratoria), executed in San Juan, on February 27, 1997, before Edgardo L. Martinez Nazario through which the "Compania de Fomento Industrial de Puerto Rico", clarifies deed #11, regarding this entry as to the capacity of the principal land which should read: 48.11 acres equivalent to 189,111.92 square meters.

   That once lot #7 is segregated the remnant of the principal land should read:
   46.032 acres equivalent to 179,725.360 square meters.
   ------

b) Deed #20 of "Rectifying Deed" (Acta de Rectifacion), executed in San Juan, on March 7, 1997, before Manual L. Correa Marquez, through which mortgage deed #6 is clarified (see entry 320 volume 84) as to the capacity of the principal land from which the lot to be mortgaged was segregated, and should read 48.11
                                                                           -----
   acres equivalent to 189,111.192 square meters.

   Attached is the acquired "Corporation's Corporative Resolution" (Resolucion Corporativa de la Corporacion) authorizing the execution of the "Rectifying Deed"

ENTRY 320 BOOK OF REGISTRY 84, of August 10, 1994:  Presented and Pending
-------------------------------------------------------------------------
Resolution: Deed #6, executed in San Juan, on August 5, 1994, before Noel
----------
Gonzalez Miranda, by which Inter-American Industrial Development Inc., as owner to lot #7 of "Parque Industrial Las Cuevas" segregated from grouped lands #11778, #6436 and #4003, establishes mortgage over said lot for the sum of $1,830,000.00, with 1% annual interest over the prevailing preferential interest at Citibank, N.A. of New York, as a guarantee of the promissory note to the bearer, which is due at Presentation.

NOTE I: The Corporate Resolution of said corporation authorizing the sell/purchase and Mortgage of the lot is attached.

NOTE II: Please refer to "Clarifying Deed" (Acta Aclaratoria) which is attached to document regarding the above entry.

Page 4
Property #6436 of Trujillo Alto

OBSERVATION: The above does not include an assessment of these documents nor does it presuppose that these will be registered.

REVISED: Contribution Embargos, Federal Embargos, Judgment and Logbooks up to entry 42 of Journal 149.



San Juan, Puerto Rico, September 4, 1997.

JUSTO GARCIA INIGUEZ, INC.
JGI/mcd
Collated by 4003.S4T